UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2013

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue

Lake Success, New York 11042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 21, 2013, Broadridge Financial Solutions, Inc. (the “Company”) entered into a second supplemental indenture (the “Second Supplemental Indenture”) dated as of August 21, 2013 to its indenture (the “Base Indenture”) dated as of May 29, 2007, among the Company and U.S. Bank National Association as trustee (the “Trustee”) and issued thereunder $400 million aggregate principal amount of the Company’s 3.950% Senior Notes due 2020 (the “Notes”). The Second Supplemental Indenture and the Base Indenture are incorporated by reference herein.

The Notes were issued pursuant to an Underwriting Agreement (the “Underwriting Agreement”) among the Company, J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the underwriters listed therein, as previously reported on the Company’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 16, 2013.

The Notes were sold in a registered offering under the Securities Act of 1933, pursuant to the Company’s shelf registration statement on Form S-3, File No. 333-190470 and filed with the SEC on August 8, 2013. The material terms of the Notes are described in the Company’s prospectus supplement dated August 14, 2013 and filed with the SEC on August 15, 2013.

The above description of the Base Indenture, the Second Supplemental Indenture and the Notes are qualified in their entirety by reference to the terms of those agreements filed as Exhibits 4.1, 4.2 and 4.3, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Indenture dated as of May 29, 2007 by and between Broadridge Financial Solutions, Inc. and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed on May 30, 2007).

4.2	Second Supplemental Indenture dated as of August 21, 2013, by and between Broadridge Financial Solutions, Inc. and U.S. Bank National Association, as Trustee.

4.3	Form of Broadridge Financial Solutions, Inc. 3.950% Senior Note due 2020 (included in Exhibit 4.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2013

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Dan Sheldon

Name: Dan Sheldon
Title: Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture dated as of May 29, 2007 by and between Broadridge Financial Solutions, Inc. and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed on May 30, 2007).

4.2	Second Supplemental Indenture dated as of August 21, 2013, by and between Broadridge Financial Solutions, Inc. and U.S. Bank National Association, as Trustee.

4.3	Form of Broadridge Financial Solutions, Inc. 3.950% Senior Note due 2020 (included in Exhibit 4.2).

4